EXHIBIT 32.1

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q of DSG Global Inc. (the "Company") for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and DSG Global Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Andrea Fehsenfeld, as Chief Executive Officer and Chief Financial Officer of DSG Global Inc., hereby certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DSG Global Inc.


Dated: March 9, 2015                     /s/ Andrea Fehsenfeld
                                         ---------------------------------------
                                         Andrea Fehsenfeld
                                         Chief Executive Officer


Dated: March 9, 2015                     /s/ Andrea Fehsenfeld
                                         ---------------------------------------
                                         Andrea Fehsenfeld
                                         Chief Financial Officer